                                                                     EXHIBIT 1.1
                                                                     -----------

                                                                  EXECUTION COPY




                                  $322,320,000



                      MORTGAGE-BACKED NOTES, SERIES 2001-4



                             UNDERWRITING AGREEMENT



December 3, 2001

BEAR, STEARNS & CO. INC.
     as Representative of the Underwriters
     named in Schedule A hereto
245 Park Avenue
New York, New York 10167

Dear Sirs:

         Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), a Delaware corporation, has authorized the issuance and sale of Mortgage-Backed Notes, Series 2001-4, in the original principal amount and with the designation set forth in Schedule A hereto (the "Notes" or the "Securities"), evidencing obligations of ABFS Mortgage Loan Trust 2001-4 (the "Issuer" or the "Trust"). The underwriters named in Schedule A hereto (the "Underwriters"), for whom Bear, Stearns & Co. Inc. is acting as representative (in such capacity, the "Representative"), are purchasing all of the Notes at the price or prices set forth on Schedule A hereto.

         The Notes will be issued pursuant to an Indenture dated as of December 1, 2001 (the "Indenture"), by and between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"). As used herein, the "Basic Documents" shall mean (i) the Unaffiliated Seller's Agreement dated as of December 1, 2001 (the "Unaffiliated Seller's Agreement") by and among the Depositor, ABFS 2001-4, Inc. (the "Unaffiliated Seller"), American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") and American Business Mortgage Services, Inc. ("ABMS" and, collectively with ABC and Upland, the "Originators"), (ii) the Indenture, (iii) the Trust Agreement dated as of December 1, 2001 by and among the Unaffiliated Seller, the Depositor and U.S. Bank Trust National Association, as owner trustee, (iv) the Sale and Servicing Agreement dated as of December 1, 2001 by and among the Depositor, ABC, as servicer (in such capacity, the "Servicer"), the Issuer and JPMorgan Chase Bank, as Indenture Trustee and as collateral agent (in such capacity, the "Collateral Agent"), (v) this Agreement, (vi) the Insurance and Reimbursement Agreement dated as of December 20, 2001 (the "Insurance Agreement") among MBIA Insurance Corporation (the "Enhancer"), the Depositor, the Issuer, the Servicer, the Originators, the Unaffiliated Seller and the Indenture Trustee and (vii) the Indemnification Agreement dated December 20, 2001 (the "Indemnification Agreement") between the Underwriters and the Enhancer.

         The Notes are more fully described in the Registration Statement, which the Depositor has furnished to the Underwriters. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.






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         Section 1. Representations and Warranties of the Depositor. The
Depositor represents and warrants to, and agrees with you that:

                 (a) A Registration Statement on Form S-3 (No. 333-56242) has
(i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission. "Effective Date" means the date of the Effective Time. "Registration Statement" means such registration statement, as amended, at the Effective Time, including any documents incorporated by reference therein at such time. "Preliminary Prospectus" means each prospectus included in such Registration Statement, or amendments thereto, including any preliminary prospectus supplement that, as completed, is proposed to be used in connection with the sale of the Notes and any prospectus filed with the Commission by the Depositor with the consent of the Underwriters pursuant to Rule 424(b) of the Rules and Regulations. "Prospectus" means the final prospectus dated December 3, 2001 (the "Basic Prospectus"), as supplemented by the final prospectus supplement dated December 3, 2001 (the "Prospectus Supplement") relating to the Notes, to be filed with the Commission pursuant to paragraph (2), (3) or (5) of Rule 424(b) of the Rules and Regulations. Reference herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to item 12 of Form S-3 under the Securities Act as of the date of the Prospectus. Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of the Preliminary Prospectus, if any, or the Prospectus, as the case may be, and incorporated by reference in the Preliminary Prospectus, if any, or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus, if any, or the Prospectus. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations that have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                 (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by any Underwriter through the Representative expressly for use therein or (ii) information contained in or omitted from the Statement of Eligibility and Qualification on Form T-1 of the Owner Trustee (if applicable) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The only information furnished by or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(h) hereof.




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                 (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (d) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition or results of operations of the Depositor, other than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

                 (e) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Basic Documents to which it is a party, and to cause the Notes to be issued.

                 (f) There are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before, or threatened by, any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (i) that if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) that assert the invalidity of this Agreement or the other Basic Documents to which it is a party, (iii) that seek to prevent the issuance of the Notes or the consummation by the Depositor of any of the transactions contemplated by the other Basic Documents to which it is a party, or (iv) that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the other Basic Documents to which it is a party.

                 (g) This Agreement has been, and the other Basic Documents to which it is a party, when executed and delivered as contemplated hereby and thereby, will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and the other Basic Documents to which it is a party, when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors rights generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) with respect to rights of indemnity, limitations of public policy under applicable securities laws.







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                 (h) The direction by the Depositor to the Owner Trustee to execute and deliver the Notes has been duly authorized by the Depositor, and assuming the Indenture Trustee has been duly authorized to do so, when executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in accordance with the Indenture, the Notes will be validly issued and outstanding and will be entitled to the benefits provided by the Indenture.

                 (i) The execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor.

                 (j) The Depositor has no reason to believe that Deloitte & Touche LLP are not independent public accountants with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

                 (k) As of the Closing Date, the Notes will be duly and validly authorized and, when duly and validly executed, authenticated and delivered in accordance with the Indenture, and delivered to you against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits of the Indenture. The Notes will not be "mortgage related securities," as such term is defined in the singular in the Exchange Act.

                 (l) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Notes to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement, the other Basic Documents to which it is a party and any Subsequent Transfer Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes by the Underwriters or as have been obtained.

                 (m) The Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Depositor has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

                 (n) At the time of execution and delivery of the Indenture, the Depositor will: (i) be the sole beneficial owner of the Mortgage Loans conveyed to it by the Unaffiliated Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any Person any of its right or title in the Mortgage Loans or in the Trust Agreement or in the Notes being issued pursuant to the Indenture; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trust and to authorize the Trust to issue the Notes. At the time of execution and delivery of the Indenture, the Depositor will not have assigned to any Person any of its right or title in the Notes and (iv) have the power and authority to sell the Notes to the Underwriters. Upon execution and delivery of the Indenture by the Owner Trustee, on behalf of the Trust, the Trust will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriters of the Notes, the Underwriters will have good title to the Notes, free and clear of any Liens.






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                 (o) If applicable, at the time of execution and delivery of any
Subsequent Transfer Agreement, the Depositor will: (i) be the sole beneficial owner of the Subsequent Mortgage Loans conveyed by the Unaffiliated Seller, free and clear of any Liens; (ii) not have assigned to any Person any of its right or title in the Subsequent Loans, in the Indenture or in the Subsequent Transfer Agreement; and (iii) have the power and authority to sell the Subsequent
Mortgage Loans to the Trust. If applicable, upon execution and delivery of each Subsequent Transfer Agreement by the Indenture Trustee, the Trust will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the related Subsequent Mortgage Loans.

                 (p) As of the Cut-Off Date, each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus. At the Closing Date, the Notes, the Basic Documents and each of the Mortgage Loans will conform in all material respects to the descriptions thereof contained in the Prospectus.

                 (q) If applicable, as of any Subsequent Transfer Date, each of the Subsequent Mortgage Loans will meet the eligibility criteria described in the Prospectus and will conform in all material respects to the descriptions thereof contained in the Prospectus.

                 (r) Neither the Depositor nor the Trust created by the Trust Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

                 (s) At the Closing Date, the Notes will have been rated in the highest rating category by at least two nationally recognized statistical rating organizations.

                 (t) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the other Basic Documents to which it is a party and the Securities have been paid or will be paid at or prior to the Closing Date.

                 (u) At the Closing Date, each of the representations and warranties of the Depositor set forth in the Trust Agreement, the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement and the Insurance Agreement will be true and correct in all material respects.

         Any certificate signed by an officer of the Depositor and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Notes shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.






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         Section 2. Purchase and Sale. The commitment of the Underwriters to purchase the Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to instruct the Indenture Trustee to execute, authenticate and deliver the Notes and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Section 10) to purchase from the Depositor the aggregate principal amount of the Notes at the purchase price or prices set forth in Schedule A.

         Section 3. Delivery and Payment. Delivery of and payment for the Notes to be purchased by the Underwriters shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York, or at such other place as shall be agreed upon by the Representative and the Depositor at 10:00 a.m. New York time on or about December 20, 2001 or at such other time or date as shall be agreed upon in writing by the Representative and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Notes shall be made to, or at the direction of, the Underwriters against payment of the purchase price thereof. The Notes shall be in such authorized denominations and registered in such names as the Representative may request in writing at least two business days prior to the Closing Date. The Notes will be made available for examination by the Representative no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

         Section 4. Offering by the Underwriters. It is understood that, subject to the terms and conditions hereof, the Underwriters propose to offer the Notes for sale to the public as set forth in the Prospectus.

         Section 5. Covenants of the Depositor. The Depositor agrees as follows:

                 (a) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the availability of the Prospectus to the Underwriters and to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the Closing Date and to furnish the Underwriters with copies thereof, to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes to advise the Underwriters promptly of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus; (ii) the suspension of the qualification of the Notes for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.






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                 (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                 (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) each Preliminary Prospectus, if any, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time in connection with the offering or sale of the Notes, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon the request of the Representative, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance.

                 (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Representative, be required by the Securities Act or requested by the Commission.

                 (e) The Depositor will (i) cause any Computational Materials or any Structural Term Sheet (each as defined below in this subsection) with respect to the Notes which are delivered by the Underwriters to the Depositor to be filed with the Commission on Additional Materials 8-K (as defined below) (A) at or before the time of filing of the Prospectus pursuant to Rule 424(b) under the Securities Act in the case of Computational Materials or any Structural Term Sheets provided to investors prior to the availability of such Prospectus, and
(B) within two business days of first use in the case of Computational Materials or any Structural Term Sheet provided to investors subsequent to the availability of, but before the sending or giving of, such Prospectus and (ii) cause any Collateral Term Sheet (as defined below in this subsection) with respect to the Notes which are delivered by the Underwriters to the Depositor to be filed with the Commission on an Additional Materials 8-K within two business days after the date on which the Representative advises the Depositor that such Collateral Term Sheet was first used; provided, however, that the Depositor shall have no obligation to file any materials which, in the reasonable determination of the Depositor after consultation with the Representative, (x) are not required to be filed pursuant to the Kidder Letters and/or the PSA Letter (each as defined below) or (y) contain any erroneous information or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Depositor shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Structural Term Sheets or Collateral Term Sheets provided by the Underwriters to the Depositor as aforesaid. For purposes of this subsection (e),
(1) the term "Computational Materials" shall mean those materials which constitute "computational materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I and certain affiliates and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association (the "PSA Letter") for which the filing of such material on an Additional Materials 8-K is a condition of the relief granted in such letters,
(2) the terms "Structural Term Sheet" and "Collateral Term Sheet" shall mean those materials which constitute "structural term sheets" and "collateral term sheets" within the meaning of the PSA Letter for which the filing of such material on an Additional Materials 8-K is a condition of the relief granted in such letter and (3) the term "Additional Materials 8-K" shall mean a Current Report on Form 8-K used to file Computational Materials, Structural Term Sheets and/or Collateral Term Sheets.






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                 (f) To furnish the Underwriters and counsel for the
Underwriters, prior to filing with the Commission, and to obtain the consent of the Representative for the filing of the following documents relating to the
Securities: any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (iii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

                 (g) To make generally available to holders of the Notes as soon as practicable, but in any event not later than ninety (90) days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Depositor, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

                 (h) To use its best efforts, in cooperation with the Underwriters, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Representative may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that in connection therewith, the Depositor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been so qualified.

                 (i) Unless the Representative shall otherwise have given its written consent, no pass-through certificates backed by home equity loans or other similar securities representing interest in or secured by other mortgage-related assets originated or owned by the Depositor or the Unaffiliated Seller shall be publicly offered or sold nor shall the Depositor or the Unaffiliated Seller enter into any contractual arrangements that contemplate the public offering or sale of such securities for a period of seven business days following the commencement of the offering of the Notes to the public.

                 (j) So long as the Notes shall be outstanding the Depositor shall cause the Indenture Trustee, pursuant to the Sale and Servicing Agreement, to deliver to the Underwriters as soon as such statements are available to be furnished: (i) the annual statement as to compliance delivered to the Indenture Trustee pursuant to Section 5.09 of the Sale and Servicing Agreement and (ii) the annual statement of a firm of independent public accountants furnished to the Indenture Trustee pursuant to Section 5.10 of the Sale and Servicing Agreement.

                 (k) To apply the net proceeds from the sale of the Notes in the manner set forth in the Prospectus.






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         Section 6. Conditions to the Underwriters' Obligations. The obligations of the Underwriters to purchase the Notes pursuant to this Agreement are subject to: (a) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained; (b) the performance by the Depositor of all of its obligations hereunder; and (c) the following conditions as of the Closing Date:

                 (a) The Representative shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

                 (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than the second business day following the date it is first used after effectiveness in connection with a public offering or sale, or transmitted by a means reasonably calculated to result in filing with the Commission by that date.

                 (c) The Representative shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of the Representative and its counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (d) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the other Basic Documents, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to the Representative and its counsel, and the Depositor shall have furnished to the Representative and its counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (e) Morgan, Lewis & Bockius LLP shall have furnished to the Underwriters its written opinion, as special counsel to the Depositor, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                     (i) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Trust Agreement, the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement and the Insurance Agreement, and to cause the Securities to be issued;

                     (ii) This Agreement, the Trust Agreement, the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement and the Insurance Agreement have been duly authorized, executed and delivered by the Depositor and the Subsequent Transfer Agreements, if any, have been duly authorized, and when duly executed and delivered by the Depositor and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, such agreements constitute, and in the case of any Subsequent Transfer Agreement will constitute, valid, legal and binding obligations, enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws;

                     (iii) The execution, delivery and performance of this Agreement, the Trust Agreement, the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement, the Insurance Agreement and each Subsequent Transfer Agreement, if any, by the Depositor, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities to such counsel's knowledge do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in a violation of the provisions of the certificate of incorporation or by-laws of the Depositor or to such counsel's knowledge any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor;

                     (iv) The direction by the Depositor to the Owner Trustee to execute and deliver the Securities has been duly authorized by the Depositor and, assuming that the Indenture Trustee has been duly authorized to do so, when executed by the Owner Trustee on behalf of the Trust and authenticated and delivered by the Indenture Trustee in accordance with the Indenture, the Securities will be validly issued and outstanding and will be entitled to the benefits of the Indenture;

                     (v) No consent, approval, authorization, order, registration or qualification with, or notice to, any court or governmental agency or body of the United States or the State of New York is required for the issuance of the Securities, the sale of the Notes to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement, the Trust Agreement and the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement and the Insurance Agreement, except such which have been previously obtained;

                     (vi) There are not, to such counsel's knowledge, any actions, proceedings or investigations pending with respect to which the Depositor has received service of process before, or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which, if determined adversely to the Depositor, would have a material adverse effect on the business, results of operations or financial condition of the Depositor, (b) which assert the invalidity of this Agreement, the Trust Agreement and the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement, the Insurance Agreement or the Securities; (c) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by the this Agreement, the Trust Agreement and the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement or the Insurance Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, the Unaffiliated Seller's Agreement, the Insurance Agreement or the Securities;

                     (vii) The statements set forth in the Prospectus Supplement under the captions "Description of the Notes and the Trust Certificates", to the extent such statements purport to summarize certain provisions of the Securities, the Indenture or the Unaffiliated Seller's Agreement, are fair and accurate in all material respects;

                     (viii) The statements set forth in the Basic Prospectus under the caption "ERISA Considerations" and in the Prospectus Supplement under the caption "ERISA Considerations," to the extent that they constitute matters of federal law, provide a fair and accurate summary of such law or conclusions;

                     (ix) None of the Unaffiliated Seller, the Depositor, the Trust or the Trust Estate created by the Trust Agreement is required to be registered under the 1940 Act;

                     (x) Neither the Indenture nor the Trust Agreement is required to be qualified under the Trust Indenture Act;

                     (xi) The Registration Statement has become effective under the Securities Act and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any order directed to any prospectus relating to the Notes has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated;

                     (xii) The Registration Statement and the Prospectus (other than the financial and statistical data included therein, as to which such counsel is not called upon to express any opinion), at the time the Registration Statement became effective, as of the date of execution of this Agreement and as of the date of the opinion, comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, and the Exchange Act and the rules and regulations thereunder, and such counsel does not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, which has not been filed or described as required;

                     (xiii) The Unaffiliated Seller's Agreement, upon execution and delivery, is effective to create (x) either a valid ownership or security interest in favor of the Unaffiliated Seller in all of each Originator's right, title and interest in and to the Mortgage Loans transferred to the Unaffiliated Seller from time to time pursuant to the Unaffiliated Seller's Agreement, and
(y) either a valid ownership or security interest in favor of the Depositor in all of the Unaffiliated Seller's right, title and interest in and to the Mortgage Loans transferred to the Depositor from time to time pursuant to the Unaffiliated Seller's Agreement;

                     (xiv) The Sale and Servicing Agreement, upon execution and delivery, is effective to create either a valid ownership or security interest in favor of the Trust in all of the Depositor's right, title and interest in and to the Mortgage Loans transferred to the Trust from time to time pursuant to the Sale and Servicing Agreement;

                     (xv) The Indenture, upon execution and delivery, is effective to create a valid and enforceable security interest in favor of the Indenture Trustee, for the benefit of the Noteholders and the Enhancer, in all of the Trust's right, title and interest in the Mortgage Loans;

                     (xvi) The security interest in favor of the Indenture Trustee, for the benefit of the Noteholders and the Enhancer, will constitute a first perfected security interest upon the delivery of the Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee, and the recording of instruments of assignment in accordance with the provisions of the Indenture; provided, however, that such counsel expresses no opinion (a) as to the continuation of a security interest in the Mortgage Loans in the event the Collateral Agent relinquishes possession of the Mortgage Notes, (b) as to the continuation of a security interest in the Mortgage Notes or the Mortgages in the event the related Originator or the Unaffiliated Seller discharges or releases the Mortgage Notes or the Mortgages prior to delivery of the Mortgage Notes to the Collateral Agent and the recording of instruments of assignment in respect of the Mortgages in the appropriate recording offices, (c) as to title in any Mortgaged Property or the existence of priority in any lien with respect to such property or as to the enforceability of any remedy that may be dependent on that title or such lien, or (d) as to the priority of any security interest against any liens, claims or other interest that by operation of law that take priority over previously perfected security interests (including, in certain circumstances, certain federal and state tax liens, liens arising under the ERISA, and certain claims of the United States Government); and

                     (xvii) Opinions of such counsel set forth in paragraphs
(xiii), (xiv) and (xv) regarding the creation and validity of security interests are governed by the Uniform Commercial Code as in effect in the State of New York, and the opinion set forth in paragraph (xvi) regarding the priority of security interests is governed by the Uniform Commercial Code as in effect in the State of Texas. With respect to the opinion set forth in paragraph (xvi), such counsel shall have reviewed the relevant Sections of Article 9 of the Uniform Commercial Code as in effect in the State of Texas (which review may be limited to a compilation contained in the Uniform Commercial Code Reporting Service) and have assumed them to be interpreted in a manner identical to the Uniform Commercial Code as in effect in the State of New York.

         Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that no facts have come to the attention of such counsel which lead them to believe that: (i) the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to financial or statistical data contained in the Registration Statement); or (ii) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (f) Counsel for the Unaffiliated Seller, the Originators and the Servicer, shall have furnished to the Underwriters a written opinion, addressed to the Underwriters and the Depositor and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                     (i) Each of the Unaffiliated Seller, the Originators and the Servicer is a corporation duly organized, subsisting and in good standing under the corporation law of the state of its incorporation;

                     (ii) Each of the Originators, the Servicer and the Unaffiliated Seller have duly authorized the execution, delivery and performance of the Basic Documents to which it is a party and when duly authorized, executed and delivered by the Issuer, the Indenture Trustee, the Owner Trustee, the Depositor and the Enhancer, as applicable, such agreements will constitute the valid and legally binding agreement of each of the Originators, the Servicer and the Unaffiliated Seller, enforceable against each of them in accordance with their terms except to the extent that the enforceability thereof may be limited under bankruptcy, insolvency, moratorium, reorganization or others similar laws, judicial decisions and principles of equity relating to or affecting the enforcement of creditors' rights or contractual obligations generally;

                     (iii) Neither the transfer of the Mortgage Loans to the Depositor, nor the execution, delivery or performance by each of the Originators, the Servicer and the Unaffiliated Seller of the Basic Documents to which it is a party (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of such party; (ii) to such counsel's knowledge and in reliance on the officer's certificates of the Originators, the Servicer and the Unaffiliated Seller, any term or provision of any material agreement, contract, instrument or indenture, to which such party or any of its subsidiaries is a party or is bound; or (iii) to such counsel's knowledge and in reliance on the certificates of the Originators, the Servicer and the Unaffiliated Seller, any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over such party or any of its properties; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust Estate or upon the Notes, except as otherwise contemplated by the Basic Documents to which it is a party;

                     (iv) The endorsement and delivery of each Mortgage Note, and the preparation, delivery and recording of an Assignment of Mortgage with respect to each Mortgage is sufficient fully to transfer to the Depositor and its assignees all right, title and interest of the Originators and the Servicer, as applicable, in the Mortgage Note and Mortgage, as noteholder and mortgagee or assignee thereof;

                     (v) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any court, governmental agency or body or other tribunal is required under the laws of Pennsylvania, for the execution, delivery and performance by each of the Originators, the Servicer and the Unaffiliated Seller of the Basic Documents to which it is a party or the consummation of any other transaction contemplated thereby by the Originators, the Servicer and the Unaffiliated Seller, except such which have been obtained; and

                     (vi) To the knowledge of such counsel and in reliance on the certificate of the Originators, the Servicer and the Unaffiliated Seller there are no legal or governmental suits, proceedings or investigations pending or threatened against the Originators, the Servicer and the Unaffiliated Seller before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Originators, the Servicer or the Unaffiliated Seller, would individually or in the aggregate have a material adverse effect on
(i) the consolidated financial position, business prospects, stockholders' equity or results of operations of such party; (ii) such party's ability to perform its obligations under, or the validity or enforceability of the Basic Documents to which the Originators, the Servicer and the Unaffiliated Seller is a party; (iii) any Mortgage Note or Mortgaged Property, or the title of any Mortgagor to any Mortgaged Property; or (B) which have not otherwise been disclosed in the Basic Documents or the Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.

                 (g) The Underwriters shall have received the favorable opinion of counsel to the Indenture Trustee, dated the Closing Date, addressed to the Underwriters and in form and scope satisfactory to the Representative and counsel to the Representative, to the effect that:

                     (i) The Indenture Trustee is a banking corporation validly existing under the laws of the State of New York and has the power and authority to enter into, and to take all action required of it under, the Indenture.

                     (ii) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitutes a valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject, as to enforceability, to limitations of bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity.

                     (iii) The Notes have been duly executed by the Indenture Trustee and authenticated and delivered by the Indenture Trustee in accordance with the terms of the Indenture.

                     (iv) The execution and delivery by the Indenture Trustee of the Indenture and the performance by the Indenture Trustee of the terms thereof do not conflict with or result in a violation of (A) any law or regulation of the State of New York governing the banking or trust powers of the Indenture Trustee or (B) the charter or by-laws of the Indenture Trustee.

                     (v) No approval, authorization, or other action by, or filing with, any governmental authority having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the Insurance Agreement or the performance by the Indenture Trustee of the transactions contemplated thereby.

                 (h) The Underwriters shall have received the favorable opinion or opinions, dated the date of the Closing, of Morgan, Lewis & Bockius LLP, as counsel for the Underwriters, with respect to the issue and sale of the Notes, the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

                 (i) The Underwriters shall have received the favorable opinion or opinions, dated the date of the Closing Date, of counsel to the Owner Trustee with respect to the issuance of the Certificates and such other matters as the Underwriters may reasonably require.

                 (j) The Underwriters shall have received the favorable opinion dated the Closing Date, from counsel to the Enhancer in form and scope satisfactory to the Representative and counsel to the Representative, to the effect that:

                     (i) The Enhancer is a corporation validly existing, in good standing and licensed to transact the business of surety and financial guaranty insurance under the laws of its State of incorporation.

                     (ii) The Enhancer has the corporate power to execute and de1iver, and to take all action required of it, under the Policy, the Indemnification Agreement and the Insurance Agreement.

                     (iii) Except as have already been obtained, no authorization, consent, approval, license, formal exemption, or declaration from, nor any registration or filing with, any court or governmental agency or body of the United States of America or its State of incorporation, which if not obtained would affect or impair the validity or enforceability of the Policy, the Indemnification Agreement or the Insurance Agreement against the Enhancer, is required in connection with the execution and delivery by the Enhancer of the Policy, the Indemnification Agreement or the Insurance Agreement, or in connection with the Enhancer's performance of its obligations thereunder.

                     (iv) The Policy, the Insurance Agreement and the Indemnification Agreement have been duly authorized, executed and delivered by the Enhancer and the Policy and, assuming due authorization, execution and delivery of the Insurance Agreement and the Indemnification Agreement by the parties thereto (other than the Enhancer), the Insurance Agreement and the Indemnification Agreement constitute the legally valid and binding obligations of the Enhancer, enforceable in accordance with their respective terms, subject, as to enforcement, to (a) bankruptcy, reorganization, insolvency, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferential transfers and equitable subordination, presently or from time to time in effect and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), as such laws may be applied in any such proceeding with respect to the Enhancer,
(b) the qualification that the remedy of specific performance may be subject to equitable defenses and the discretion of the court before which any proceedings with respect thereto may be brought, and (c) the enforceability of rights to indemnification may be subject to limitations of public policy under applicable securities law.

                     (v) To the extent the Policy constitutes a security within the meaning of Section 2(1) of the Securities Act, it is a security that is exempt from the registration requirements of the Act.

                 (k) Dewey Ballantine LLP shall have furnished to the Underwriters its written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that no facts have come to the attention of such counsel which lead them to believe that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (l) The Underwriters shall have received the favorable opinion dated the Closing Date, from Dewey Ballantine LLP in form and scope satisfactory to the Representative, to the effect that:

                      (i) The statements set forth in the Basic Prospectus under the caption "Material Federal Income Tax Considerations" and in the Prospectus Supplement under the caption Material Federal Income Tax Consequences," to the extent that they constitute matters of federal law, provide a fair and accurate summary of such law or conclusions.

                 (m) The Depositor shall have furnished to the Underwriters a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Depositor, stating as it relates to such entity:

                      (i) The representations and warranties made by the Depositor in this Agreement, the Trust Agreement, the Sale and Servicing Agreement (excluding the representations and warranties relating to the Mortgage Loans), the Unaffiliated Seller's Agreement and the Insurance Agreement are true and correct as of the Closing Date; and the Depositor has complied with all agreements contained herein which are to have been complied with on or prior to the Closing Date.

                      (ii) Nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

                      (iii) There has been no amendment or other document filed affecting the Certificate of Incorporation or by-laws of the Depositor since June 2, 1995 and no such amendment has been authorized. No event has occurred since June 1, 2001, which has affected the good standing of such entity under the laws of the State of Delaware.

                      (iv) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of such entity from September 30, 2001.

                 (n) Each of the Originators, the Servicer and the Unaffiliated Seller shall have furnished a certificate, dated the Closing Date, signed by the Chairman of the Board, the President or a Vice President of such entity and addressed to the Underwriters in form in substance reasonably satisfactory to the Representative, with respect to incorporation of such entity, the representations and warranties made by such entity in certain Basic Documents, and as to such other matters as the Underwriters may reasonably request.

                 (o) The Indenture Trustee shall have furnished to the Underwriters a certificate of the Indenture Trustee, signed by one or more duly authorized officers of the Indenture Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Indenture by the Indenture Trustee, and the acceptance by the Indenture Trustee of the trusts created thereby and the due execution, authentication and delivery of the Securities by the Indenture Trustee thereunder and such other matters as the Underwriters shall reasonably request.

                 (p) The Policy and the Insurance Agreement shall have been issued by the Enhancer and shall have been duly authenticated by an authorized agent of the Enhancer, if so required under applicable state law or regulations.

                 (q) The Notes shall have been rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

                 (r) The Depositor shall have furnished to the Underwriters such further information, Securities and documents as the Underwriters may reasonably have requested not less than three full business days prior to the Closing Date.

                 (s) Prior to the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Representative.

                 (t) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (A) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (B) a banking moratorium shall have been declared by federal or state authorities; (C) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (D) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it in each of the instances set forth in clauses (A) through (D) herein, in the judgment of the Representative, impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

                 (u) The Underwriters shall have received from Deloitte & Touche LLP, a letter dated the date hereof and satisfactory in form and substance to the Representative and its counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Representative, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement agrees with the records of the Seller and the Servicer excluding any questions of legal interpretation. The Underwriters shall have received from Deloitte & Touche, LLP, a letter dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, confirming as of such date the information set forth in the letter provided pursuant to this clause (u).

                 (v) The Underwriters shall have received from Deloitte & Touche LLP, certified public accountants, a letter dated the date hereof and satisfactory in form and substance to the Representative and its counsel, to the effect that they have performed certain specified procedures and recomputations as a result of which they have confirmed the information set forth in the Prospectus Supplement in the table or tables entitled "Weighted Average Lives".

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         Section 7. Payment of Expenses. The Depositor agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, if any, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 5(h) hereof and of preparing, printing and distributing any Blue Sky Memorandum and any Legal Investment Survey (including related fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Notes; and (g) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of your counsel); provided that, except as provided in this Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Notes that they may sell and the expenses of advertising any offering of the Notes made by the Underwriters, and the Underwriters shall pay the cost of any accountants' comfort letters relating to any Computational Materials, Structural Term Sheets or Collateral Term Sheets (each as defined in Section 5(e) hereof).

         If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 10, the Depositor shall cause the Underwriters to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Underwriters.

         Section 8. Indemnification and Contribution.

                 (a) The Depositor agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriters or any such controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriters and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriters or such controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with (i) written information furnished to the Depositor by or on behalf of any Underwriter through the Representative specifically for inclusion therein, it being understood that the only information furnished by the Underwriters or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(h) hereof,
(ii) Seller-Provided Information or (iii) Enhancer-Provided Information; and provided further, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus that was eliminated or remedied in the Prospectus, if a copy of the Prospectus was not sent or given with or prior to the written confirmation of the sale of any Security to the person asserting the loss, claim, damage or liability, if required by the Act. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriters or any controlling person of an Underwriter.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Depositor, each of its directors, each of the officers of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus, or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of any Underwriter through the Representative specifically for inclusion therein, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Depositor or any such director, officer or controlling person. The only information furnished by the Underwriters or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(h) hereof.

                 (c) Promptly after receipt by any indemnified party under this
Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 8 consist of the Underwriters or any of its controlling persons, or the Depositor, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

         Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

                 (d) The Underwriters agree to provide the Depositor, with a copy to the Unaffiliated Seller, for filing with the Commission on an Additional Materials 8-K (1) no later than two (2) Business Days prior to the day on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Computational Materials and Structural Term Sheets (each as defined in Section 5(e) hereof) distributed by the Underwriters and (ii) no later than one (1) business day after first use with a copy of any Collateral Term Sheets (as defined in Section 5(e) hereof) distributed by the Underwriters. If the Underwriters do not provide any Computational Materials, Structural Term Sheets and Collateral Term Sheets to the Depositor and the Unaffiliated Seller pursuant to this Section, the Underwriters shall be deemed to have represented, as of the Closing Date, that they did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Notes that is required to be filed with the Commission in accordance with the Kidder Letters and the PSA Letter.

                 (e) The Underwriters agree, assuming all Seller-Provided Information (as defined in Section 8(g)) and information contained in the Prospectus (without taking into account information incorporated therein by reference through an Additional Materials 8-K) are accurate and complete in all material respects, to indemnify and hold harmless the Depositor each of the its officers and directors and each person who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Computational Materials, Structural Term Sheets and Collateral Term Sheets provided by the Underwriters or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriters under this Section 8(e) shall be in addition to any liability which the Underwriters may otherwise have.

         The procedures set forth in Section 8(c) shall be equally applicable to this paragraph.

                 (f) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (e) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the related Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

         The relative benefits of the Underwriters and the Depositor shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the related Underwriters from time to time in negotiated sales of the related Securities.

         The relative fault of the Underwriters and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

         The Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party is a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         For purposes of this Section, in no case shall the Underwriters be responsible for any amount in excess of (i) the amount received by the Underwriters in connection with their resale of the Notes over (ii) the amount paid by the Underwriters to the Depositor for the Notes by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (g) For purposes of this Section (except as otherwise provided) the terms "Computational Materials", "Structural Term Sheets" and "Collateral Term Sheets" mean such portion, if any, of the information delivered to the Depositor by the Underwriters pursuant to Section 8(d) for filing with the Commission on an Additional Materials 8-K as:

                     (i) is not contained in the Prospectus without taking into account information incorporated therein by reference through an Additional Materials 8-K; and

                     (ii) does not constitute Seller-Provided Information.

         "Seller-Provided Information" means (i) the information and data set forth on any computer tape (or other electronic or printed medium) furnished to the Underwriters by or on behalf of the Originators concerning the assets comprising the Trust Estate and (ii) the information contained in the Prospectus Supplement under the captions "Summary - The Mortgage Loans," "The Mortgage Loan Pool," "The Originators, the Seller and the Servicer," "Description of the Notes and the Trust Certificates - Representations and Warranties of the Seller" and "Servicing of the Mortgage Loans".

         "Enhancer-Provided Information" means the information contained in the Prospectus Supplement under the captions "The Policy," "The Note Insurer" and "MBIA Information."

                 (h) The Underwriters confirm that the information set forth in the last paragraph of the cover page of the Prospectus Supplement, the information regarding the Underwriters set forth under the caption "Plan of Distribution" in the Prospectus Supplement and the Computational Materials, Structural Term Sheets and Collateral Term Sheets (excluding in each case Seller-Provided information) are correct, and the parties hereto acknowledge that such information constitutes the only information furnished in writing by or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus.

         Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any Notes to the Underwriters.

         Section 10. Termination of Agreement. The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(r) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in Section 5(e), the provisions of Section 7, the indemnity agreement set forth in Section 8, and the provisions of Sections 9 and 14 shall remain in effect.

         Section 11. Default by One or More Underwriters. If one of the Underwriters shall fail at the Closing Date to purchase the Notes that it is obligated to purchase hereunder (the "Defaulted Notes"), then the non-defaulting Underwriter shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth. If; however, the non-defaulting Underwriter has not completed such arrangements within such 24-hour period, then:

                 (a) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of the Notes to be purchased pursuant to this Agreement, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof, or

                 (b) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of the Notes to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of the non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability with respect to any default of such Underwriter under this Agreement.

         In the event of a default by an Underwriter as set forth in this Section that does not result in a termination of this Agreement, either the non-defaulting Underwriter or the Depositor shall have the right to postpone the C1osing Date for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         Section 12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to the Representative, 245 Park Avenue, New York, New York 10167 Attention: Asset Backed Securities Group (Fax:
212-272-7294);

                 (b) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to care of Bear Stearns Asset Backed Securities, Inc., 245 Park Avenue, 4th Floor, New York, New York 10167, Attention: Chief Counsel (Fax: 212-272-4095); and

                 (c) if to the Unaffiliated Seller, shall be delivered or sent by mail, telex or facsimile transmission to 2530 Shannon Drive, Wilmington, Delaware 19810, Attention: Jeffrey Ruben, Executive Vice President (with a copy to the Servicer c/o American Business Financial Services, Inc., Balapoint Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004,
Attention: General Counsel).

         Section 13. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Depositor and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         Section 14. Survival. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to the shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         Section 15. Definition of the Term "Business Day". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange is open for trading.

         Section 16. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

         The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

         Section 17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         Section 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                      * * *

         If the foregoing correctly sets forth the agreement between the Depositor and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

                                                     Very truly yours,



                                                     BEAR STEARNS ASSET BACKED
                                                     SECURITIES, INC.,
                                                     Depositor


                                                     By:________________________



CONFIRMED AND ACCEPTED, as
of the date first above written:

BEAR, STEARNS & CO. INC.,
  as Representative of the Underwriters
  named in Schedule A hereto

By:_________________________________________
   Jonathan Lieberman
   Senior Managing Director

                                   SCHEDULE A

                            Principal Amount of Notes

       Underwriter                   Class       Purchased        Purchase Price
       -----------                   -----       ---------        --------------
Bear, Stearns & Co. Inc.            Class A     $306,204,000         99.73399%


        Underwriter                  Class       Purchased        Purchase Price
        -----------                  -----       ---------        --------------
Credit Suisse First Boston
  Corporation                       Class A      $16,116,000         99.73399%









                                       A-1